Exhibit 10.1

Rambus Inc.

4453 North First Street, Suite 100

San Jose, CA 94089

March 11, 2022

Barington Companies Equity Partners, L.P.

888 Seventh Avenue, 6th Floor

New York, NY 10019

Attn: James A. Mitarotonda

Ladies and Gentlemen:

This letter amends the letter agreement, dated March 12, 2021 (the “Agreement”), between (a) Rambus Inc., a Delaware corporation (“Company”), and (b) Barington Companies Equity Partners, L.P., a Delaware limited partnership (“Barington”), and each of the other related Persons (as defined below) set forth on the signature pages to the Agreement (collectively with Barington, the “Barington Signatories”). Company and the Barington Signatories are collectively referred to as the “Parties.”

It is agreed that the definition of Restricted Period in the Agreement is amended and restated as follows:

“Restricted Period” means the period from the date of this Agreement until 11:59 p.m., Pacific time, on the first anniversary of the date of the annual meeting of Company’s stockholders at which the Barington Designee’s term as a director of the Company expires.

Except as expressly provided in this letter, the Agreement, as amended by this letter, remains in full force and effect. In the event of a conflict between the terms of this letter and the Agreement, this letter will control.

[Signature page follows.]

Very truly yours,

RAMBUS INC.

By:	/s/ Chuck Kissner
	Name:	Charles Kissner
	Title:	Chairman of the Board of Directors

ACCEPTED AND AGREED
as of the date written above:

BARINGTON COMPANIES EQUITY PARTNERS, L.P.

By:	Barington Companies Investors, LLC
its general partner

By:	/s/ James A. Mitarotonda
	Name:	James A. Mitarotonda
	Title:	Managing Member

BARINGTON COMPANIES INVESTORS, LLC

By:	/s/ James A. Mitarotonda
	Name:	James A. Mitarotonda
	Title:	Managing Member

BARINGTON CAPITAL GROUP, L.P.

By:	LNA Capital Corp.,
its general partner

By:	/s/ James A. Mitarotonda
	Name:	James A. Mitarotonda
	Title:	President and CEO

[Signature Page to Letter Agreement]

LNA CAPITAL CORP.

By:	/s/ James A. Mitarotonda
	Name:	James A. Mitarotonda
	Title:	President and CEO

JAMES A. MITAROTONDA

/s/ James A. Mitarotonda

[Signature Page to Letter Agreement]